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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 20, 1997
                                                 --------------

                            COMPUTER RESEARCH, INC.
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  PENNSYLVANIA
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

        0-5954                                           25-1201499
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(Commission File Number)                (I.R.S. Employer Identification Number)

    Cherrington Corporate Center, Building 200, Coraopolis, PA      15108
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            (Address of Principal Executive Offices)              (Zip Code)

                                 (412) 262-4430
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         For its 1996 Fiscal Year (ended August 31), the books of account of the Company were audited by Grant Thornton LLP, Independent Auditors, Cleveland, Ohio. For the 1997 Fiscal Year (ended August 31), the Board of Directors of the Company solicited proposals from several accounting firms to serve as the Company's auditors. After review of the responses to the request for proposals, the Board of Directors selected the firm of Arthur Andersen LLP with offices in Pittsburgh, Pennsylvania, to serve as the Company's independent accountants for the fiscal year ending August 31, 1997.

         There were and are no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The decision was made since the firm no longer had a Pittsburgh Office.

         The reports of Grant Thornton LLP on the financial statements of the Registrant for each of the two fiscal years in the period ended August 31, 1996, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Registrant has requested the firm of Grant Thornton LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of a letter of Grant Thornton LLP to the Securities and Exchange Commission dated June 2, 1997, is filed as an Exhibit to this Form 8-K.

ITEM 7. EXHIBITS

         Letter re: Change in Principal Accountant

                              S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  Computer Research, Inc.
                                               -------------------------------
                                                        (Registrant)

Date: June 4, 1997                          By: /s/ JAMES L. SCHULTZ
                                               -------------------------------
                                                  James L. Schultz, President


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                          [GRANT THORNTON LETTERHEAD]

June 2, 1997


Securities and Exchange Commission
Washington, D.C. 20549

RE: Computer Research, Inc.
    File No. 0-5954

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Computer Research, Inc. dated June 2, 1997 and agree with the statements contained therein as they relate to Grant Thornton LLP.

Very truly yours,

/s/ GRANT THORNTON LLP